UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        June 28, 2017
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)

        (856) 505-8800
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders

On June 28, 2017, inTEST Corporation (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders voted on the following matters:

1.

To elect as directors the five nominees named in inTEST's proxy statement, supplement and amendment, filed with the Securities and Exchange Commission on May 1, 2017, May 19, 2017 and May 22, 2016, respectively, and, with each director to serve until the next annual meeting of stockholders. Each nominee for director was elected by a vote of the stockholders as follows:

	Nominee	Votes For	Votes Withheld	Broker Non-Votes
	Robert E. Matthiessen	5,177,346	292,600	2,615,290
	James Pelrin	4,943,870	526,076	2,615,290
	Steven J. Abrams, Esq.	5,195,646	274,300	2,615,290
	Joseph W. Dews IV	5,197,246	272,700	2,615,290
	William Kraut	5,197,246	272,700	2,615,290

2.

Ratification of the selection of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The proposal was approved by a vote of stockholders as follows:

	Votes For	Votes Against	Votes Abstained
	7,814,668	265,334	5,234

______________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   June 29, 2017